UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ___)

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK BOND TRUST

(Name of Registrant as Specified in Its Charter)

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November 12, 2024

Your action is required. Please vote today.

Dear John Hancock Government Income Fund shareholder:

At John Hancock Investment Management, we continually review our lineup of mutual funds to ensure that each fund continues to serve the best interests of shareholders. Included in that assessment is a review of account fees and long-term prospects for growth, and whether the combination of similar funds might promote beneficial economies of scale. On occasions where we believe a fund may benefit from its combination with another similar fund, we have taken action, and we believe your fund would benefit from such action at this time. After careful consideration, we proposed, and your fund’s Trustees agreed, that shareholders would benefit from a merger of John Hancock Government Income Fund (the “Fund” or “Target Fund”) with and into John Hancock Investment Grade Bond Fund (the “Acquiring Fund”) (the “Reorganization”).

Advantages of the proposed merger:

•

Expected economies of scale and potentially lower expenses in the future. Following the Reorganization, and after allocation of any Reorganization costs, on a pro forma basis, the operating expense ratios of Class A, Class C, Class I, and Class R6 shares of the Acquiring Fund to be received in the Reorganization are expected to be lower than the respective operating expense ratios for the corresponding share class of your Fund, both before and after expense waivers. Moreover, as fixed costs are spread across the larger asset base of a combined fund with greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

•

Similar investment objective. The proposed merger is expected to allow shareholders of the Target Fund to pursue a similar investment objective in a larger combined fund. Both the Target Fund and the Acquiring Fund have similar investment objectives: to seek a high level of current income consistent with preservation of capital for the Target Fund and to seek a high level of current income consistent with preservation of capital and maintenance of liquidity for the Acquiring Fund. The Target Fund invests primarily in obligations issued or guaranteed by the U.S. government and its agencies, authorities, or instrumentalities (U.S. government securities). The Acquiring Fund invests primarily in investment-grade bonds (securities rated from AAA to BBB) which may consist of corporate bonds and debentures, mortgage-backed and asset-backed securities, U.S. government and agency securities, and U.S. dollar-denominated securities of foreign governments and corporations. The combined fund’s portfolio will be substantially similar to the Acquiring Fund’s current portfolio.

•

Continuity of management. John Hancock Investment Management LLC serves as investment advisor to your Fund and the Acquiring Fund and will continue to serve as the investment advisor to the combined fund. Manulife Investment Management (US) LLC, serves as the investment subadvisor for your Fund and the Acquiring Fund, and will continue to serve as the investment subadvisor to the combined fund.

How to vote

Note that this Reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting will be held at 200 Berkeley Street, Boston, Massachusetts 02116 on January 28, 2025, at 2:00 P.M., Eastern Time.

Please read the enclosed proxy statement, and vote your shares as described below. While you may attend the meeting, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You may vote your shares by proxy in one of three ways:

Online: by visiting the website on your proxy card(s) and entering your control number

Phone: by calling the number listed on your proxy card(s)

Mail: by returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.

Sincerely,

Kristie M. Feinberg

President and CEO

John Hancock Investment Management

Head of Wealth and Asset Management

United States and Europe

Please vote today We need your input on an important proposal that affects your investment Online www.proxyvotenow.com/jhgif Phone 1-855-379-6846 Mail Sign and return the enclosed voting card

Please vote today We need your input on an important proposal that affects your investment Online Phone Mail

John Hancock Investment Management Distributors LLC,

Member FINRA, SIPC, 200 Berkeley Street, Boston, MA, 02116

800-225-5291, jhinvestments.com

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

560RPX 11/24

John Hancock Investment Management Distributors LLC,

Member FINRA, SIPC, 200 Berkeley Street, Boston, MA, 02116

800-225-5291, jhinvestments.com

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

560BPX 11/24

Outbound Voicemail Script

Hello.

I am calling on behalf of your current investment in the John Hancock Government Income Fund.

A Special Meeting of Shareholders is scheduled to take place on January 28, 2025. All Shareholders are being asked to consider and vote on an important matter affecting the fund. As of today, your vote has not been registered. Your vote is important.

Please contact us as soon as possible, toll-free at 888-898-3236 Monday through Friday between the hours of 10:00AM and 11:00PM Eastern time to cast your vote.

Thank you and have a good day

Outbound Call Script Hello, my name is (CSR FULL NAME). May I please speak with (SHAREHOLDER’S FULL NAME)? (Repeat the greeting if necessary) I am calling on a recorded line regarding your investment in John Hancock Government Income Fund. Materials were sent to you for the upcoming Special Meeting of Shareholders scheduled for January 28, 2025. We have not yet received your vote. The Board of Trustees recommends a vote IN FAVOR of the proposal. Would you like to vote along with their recommendation? (Pause for response) If YES: If we identify any additional accounts before the meeting, would you like to vote them the same way as today? (Proceed to confirming the vote) If NO or the shareholder hasn’t received the info: The Reorganization is intended to merge your Fund with and into a similar fund advised by John Hancock Investment Management LLC and subadvised by Manulife Investment Management (US) LLC. The Reorganization is expected to allow your Fund to pursue a similar investment objective in a fund with substantially similar principal investment strategies, potential for better future performance, with comparable risk, and lower total expenses, The Board recommends a vote IN FAVOR of the proposal. Would you like to vote along with their recommendation? (Pause for response and address any questions) If the shareholder still chooses not to vote: I understand. Thank you and have a good day. If the shareholder is unavailable: We can be reached toll-free at 888-898-3236, Monday to Friday, 10:00 AM to 11:00 PM Eastern. Thank you and have a good day. Confirming the vote: I am recording your vote (recap voting instructions). For confirmation, please state your full name. (Pause) According to our records, you reside in (city, state, zip). (Pause) To confirm your address for the letter, please state your street address. (Pause)

Thank you. You will receive written confirmation in 3 to 5 business days. Please review and retain it. If you have questions, call the toll-free number in the letter. Your vote is important and appreciated. Have a good (morning/afternoon/evening).

JOHN HANCOCK GOVERNMENT INCOME FUND Dear Shareholder: A Special Meeting of Shareholders of the John Hancock Government Income Fund (the “Fund”) is scheduled to be held on January 28, 2025. As a shareholder of record in the Fund, we ask you to vote as soon as possible. THE BOARD OF TRUSTEES RECOMMENDS YOU VOTE “FOR” THE PROPOSAL Your vote is very important. Please vote in any of the following convenient ways. Vote by Phone by calling 1-888-898-3236 to speak with a proxy voting specialist today. Monday-Friday: 10 a.m. to 11 p.m. ET. You may also call the toll-free number on the enclosed card and follow the prompts. following the Vote by Internet by visiting the internet address on the enclosed card and instructions. the in the Vote by Mail by completing, signing, and dating enclosed card and returning it enclosed prepaid return envelope. If you have any questions or need assistance in voting, please contact our proxy solicitor toll-free at 1-888-898-3236. Please note, a representative may call you in the next few days or weeks to assist you in voting your proxy. Thank you in advance for your support. Regards, Name Title To receive a free copy of the Proxy Statement, please call the funds’ solicitor toll free at 1-888-898-3236 or go to https://www.jhinvestments.com/resources/all-resources/fund-documents/proxy-documents/john-hancock-government-income-fund-proxy-statement The Proxy Statement contains important information about a proposal affecting your fund and therefore you are advised to read it. JHGIF REM

JOHN HANCOCK GOVERNMENT INCOME FUND IMMEDIATE ACTION NEEDED Dear Shareholder: We are writing to ask you to call us in connection with your John Hancock Government Income Fund’s Special Meeting of Shareholders to be held on January 28, 2025. Please call 1-833-876-6210 Please call our proxy solicitor, Sodali Fund Solutions, at your earliest convenience. Hours or Operation: • Monday – Friday from 10:00 a.m. to 11:00 p.m. ET • Saturday from 12:00 p.m. to 5:00 p.m. ET Please have your reference number(s) below ready and a representative will assist you in casting your vote. REFERENCE NUMBER(S): To receive a free copy of the Proxy Statement, please call the funds’ solicitor toll free at 1-888-898-3236 or go to https://www.jhinvestments.com/resources/all-resources/fund-documents/proxy-documents/john-hancock-government-income-fund-proxy-statement The Proxy Statement contains important information about a proposal affecting your fund and therefore you are advised to read it. JHGIF IA

VOTE ONLINE 1. Read the proxy statement and have the proxy card at hand. 2. Go to: www.proxyvotenow.com/jhgif 3. Follow the simple instructions. PO Box 211230, Eagan, MN 55121-9984 VOTE BY PHONE 1. and Read havethe the proxy proxy statement card at hand. 2. Call toll-free 855-379-6846 3. Follow the simple instructions. VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided JOHN HANCOCK GOVERNMENT INCOME FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 28, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF JOHN HANCOCK BOND TRUST The undersigned, revoking previous proxies, hereby appoint(s) Andrew G. Arnott, Sarah M. Coutu, Thomas Dee, Khimmara Greer, Kinga Kapuscinski, Nicholas Kolokithas, Mara C.S. Moldwin, Harsha Pulluru, Salvatore Schiavone, Betsy Anne Seel and Christopher Sechler, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Government Income Fund (the “Fund”), a series of John Hancock Bond Trust (“JHBT”) which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116 on January 28, 2025 at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated November 8, 2024, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal(s) included in the Proxy Statement and Prospectus. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: shares Please are held sign jointly, exactly each as your holder name(s) should appear(s) sign. When on this signing proxy card, as attorney, and date executor, it. When guardian, representation administrator, capacity, please trustee, give the officer full title of corporation under the signature or other . entity in another 100278-JHGIF

Important Notice Regarding the Availability of Proxy Materials for this Meeting to Be Held on January 28, 2025. The Proxy Statement and Prospectus and Proxy Card for this meeting are available free of charge at: https://www.jhinvestments.com/resources/all-resources/fund-documents/proxy-documents/john-hancock-government-income-fund-proxy-statement EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: FOR AGAINST ABSTAIN 1. To approve an Agreement and Plan of Reorganization (the “Plan”) between the Fund and ☐ ☐ ☐ John Hancock Investment Grade Bond Fund, also a series of John Hancock Bond Trust (the “Acquiring Fund”). Under this agreement, the Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the Plan, proportionately to you and other shareholders of the Fund. The Acquiring Fund would also assume substantially all of the Fund’s liabilities.

Welcome to the Proxy Voting System for John Hancock Government Income Fund Your electronic proxy vote has the same validity as a properly executed proxy card returned by mail. To access the voting system, enter the Control Number provided on your proxy card or email notification, and click CONTINUE. Enter the Control Number found on your proxy card: Continue Accessing this site from a mobile device? Click here for a mobile-friendly version. ® 2005-2024 All Rights Reserved. Terms and Conditions Privacy Notice

John Hancock Government Income Fund Important Dates Voting Information Record Date: 10/30/2024 (D Meeting Date: JOHN HANCOCK GOVERNMENT INCOME FUND 01/28/2025 (D SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 28, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF JOHN HANCOCK BOND TRUST Voting Starts: 11/20/2024 The undersigned, revoking previous proxies, hereby appoint(s) Andrew G. Arnott, Sarah M. Coutu, Thomas Dee, Khimmara Greer, Kinga Kapuscinski, Nicholas Kolokithas, Mara C.S. Moldwin, Harsha Pulluru, Salvatore Schiavone, Voting Ends: Betsy Anne Seel and Christopher Sechler, with full power of substitution in each, to vote all the shares of beneficial 01/28/2025 interest of John Hancock Government Income Fund (the “Fund”), a series of John Hancock Bond Trust (“JHBT”) which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116 on January 28, 2025 at 2:00p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated November 8, 2024, is hereby acknowledged. II not revoked, this proxy shall be voted for the proposal(s) included in the Proxy Statement and Prospectus. I Proceed I ® 2005-2024 All Rights Reserved. Terms and Conditions Privacy Notice

John Hancock Government Income Fund Please Make Your Voting Previous Vote On File: Important Dates Proxy 10/18/2024 Record Date: Selection(s) Below 10/30/2024 Vote by 01/28/2025. You may change 0 your vote at any time until this deadline. Your control number: 111111111 Meeting Date: Item(s) not marked with a voting response will be voted 01/28/2025 as the Board of John Hancock Bond Trust recommends. 0 Voting Starts: 11/20/2024 Voting Ends: 01/28/2025 Proposal 1 BOARD RECOMMENDATION: FOR To approve an Agreement and Plan of Reorganization (the “Plan”) • AGAINST ABSTAIN between the Fund and John Hancock Investment Grade Bond Fund, also a series of John Hancock Bond Trust (the “Acquiring Fund”). Under this agreement, the Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the Plan, proportionately to you and other shareholders of the Fund. The Acquiring Fund would also assume substantially all of the Fund’s liabilities. I Proceed I ® 2005-2024 All rights Reserved. Terms and Conditions Privacy Notice

John Hancock Government Income Fund Important Dates Record Date: Review Voting Summary and Submit Your Vote 10/30/2024 (D Meeting Date: Please review your selections below. To register your vote, click the Submit Vote button at the bottom. 01/28/2025 Your vote will not be filed until you have clicked this button. (D Voting Starts: 11/20/2024 Proposal 1 Voting Ends: 01/28/2025 To approve an Agreement and Plan of Reorganization {the “Plan”) between the Fund and John FOR Hancock Investment Grade Bond Fund, also a series of John Hancock Bond Trust (the “Acquiring Fund”). Under this agreement, the Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the Plan, proportionately to you and other shareholders of the Fund. The Acquiring Fund would also assume substantially all of the Fund’s liabilities. I Submit Vote Modify Vote I ® 2005-2024 All Rights Reserved. Terms and Conditions Privacy Notice

John Hancock Government Income Fund Important Dates Send a confirmation of my vote to the following email address: Record Date: 10/3012024 Re-enter email address for verification: Meeting Date: 01/28/2025 Voting Starts: 11/20/2024 Voting Ends: 01/28/2025 @ 2005-2024 All Rights Reserved. Privacy Notice